Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
"Income tax (expense) benefit" in the Consolidated Statements of Income consists of the following:

	December 31,
(In thousands)	2012	2011	2010
Current:
U.S. Federal	$—	$—	$1,300
U.S. State and local	(1,353)	(1,564)	1,354
International	(13,569)	(11,036)	437
Total current tax (expense) benefit	$(14,922)	$(12,600)	$3,091
Deferred:
U.S. Federal	$(82,098)	$90,148	$—
U.S. State and local	(6,456)	7,261	33
International	(1,763)	(2,609)	(1,524)
Total deferred tax (expense) benefit	$(90,317)	$94,800	$(1,491)
Total (expense) benefit for income taxes	$(105,239)	$82,200	$1,600

Cash payments for income taxes were $8 million, $17 million and $9 million in 2012, 2011 and 2010, respectively.
The components of deferred income taxes included on the Consolidated Balance Sheets are as follows:

	December 31,
(In thousands)	2012	2011
Deferred tax benefits:
Net operating loss carryforwards	$231,326	$196,114
Other tax carryforwards	3,065	1,768
Employee benefits	30,040	30,489
Accrued expenses	25,201	24,840
Depreciation and amortization	20,193	15,935
Other	5,067	2,544
Total deferred tax assets	314,892	271,690
Valuation allowance	(246,425)	(104,256)
Deferred tax assets, net of valuation allowance	$68,467	$167,434
Deferred tax liabilities:
Depreciation and amortization	(4,097)	—
Growing crops	(18,331)	(17,379)
Trademarks	(127,533)	(136,696)
Discount on Convertible Notes	(18,285)	(22,017)
Other	(2,606)	(4,397)
Total deferred tax liabilities	(170,852)	(180,489)
Net deferred tax liabilities	$(102,385)	$(13,055)
Deferred taxes are included in the following captions in the Consolidated Balance Sheets:

	December 31,
(In thousands)	2012	2011
Other current assets	$7,406	$26,685
Investments and other assets, net	1,837	3,508
Deferred income	—	—
Deferred tax liabilities	(111,628)	(43,248)
Net deferred tax liability	$(102,385)	$(13,055)

U.S. federal net operating loss carryforwards ("NOLs") were $352 million and $285 million as of December 31, 2012 and 2011, respectively. The U.S. NOLs existing at December 31, 2012 will expire between 2024 and 2029. Foreign NOLs were $672 million and $485 million at December 31, 2012 and 2011, respectively. U.S. state NOLs were $326 million and $323 million as of December 31, 2012 and 2011, respectively. The U.S. state NOLs will expire between 2013 and 2023. Foreign NOLs existing at December 31, 2012 of $498 million will expire between 2013 and 2026. The remaining $174 million of foreign NOLs existing at December 31, 2012 have an indefinite carryforward period.
In the fourth quarter of 2012, the company recorded a $130 million valuation allowance against most of its U.S. federal and state deferred tax assets, which are primarily NOLs. The assessment of the realization of the deferred tax assets was based primarily on the 3-year cumulative loss position incurred as of December 31, 2012 in the company's North American businesses resulting from the restructuring and relocation activities described in Note 3, the trademark impairment described in Note 8 and the reserve for grower receivables described in Note 4. As a result of the negative indicator, all evidence to support the realization of the deferred tax assets was reevaluated, including existing deferred tax liabilities, tax planning strategies consistent with current business plans and forecasted future taxable income. The primary positive evidence related to forecasts of future taxable income; however, accounting guidance restricts the amount of reliance that can be placed on future taxable income because it is not objectively verifiable. A sustained period of profitability in the company's North American businesses will be required before the full amount of the valuation allowance would be reversed. Until such time, the utilization of existing U.S. net operating losses or generation of additional U.S. net operating losses will not result in income tax expense or benefit as the corresponding valuation allowance will be released or established for the same value and as such have a significant impact on the company's effective tax rate.
In the second quarter of 2011, as a result of sustained improvements in the performance of the company's North American businesses and the benefits of debt reduction over several years, the company generated annual U.S. taxable income beginning with tax year 2009 through 2011, and expected the trend to continue, even if seasonal losses may have been incurred in interim periods or due to certain significant events such as the events described above. In 2011, the company's forecast included increased visibility to North American banana pricing and stabilized sourcing costs. As a result of the considerations of the positive evidence, which outweighed the negative evidence at the time, the company recognized an $87 million income tax benefit in the second quarter of 2011 for the reversal of valuation allowances against all of the U.S. federal deferred tax assets and a portion of the state deferred tax assets, primarily NOLs, which are more likely than not to be realized in the future. The income tax benefit recorded in 2011 also did not affect the amount of cash that the company paid for taxes and did not affect the company's liquidity, borrowing ratios or the availability of other capital resources.
The company's overall effective tax rate may also vary significantly from period to period due to the level and mix of income among domestic and foreign jurisdictions and the creation or release of valuation allowance. Many of these foreign jurisdictions have tax rates that are lower than the U.S. statutory rate, and the company continues to maintain full valuation allowances on deferred tax assets in some of these foreign jurisdictions. Other items that do not otherwise affect the company's earnings can also affect the overall effective tax rate, such as the effect of changing exchange rates on intercompany balances that can change the mix of income among domestic and foreign jurisdictions. The 2012 income tax expense also includes $4 million of out of period adjustment expense. The company does not believe the error was material to any prior or current year financial statements. Income before taxes attributable to foreign operations was $38 million, $11 million and $11 million in 2012, 2011 and 2010, respectively.
Undistributed earnings of foreign subsidiaries, which were approximately $1.6 billion at December 31, 2012, have been permanently reinvested in foreign operations. Accordingly, no provision for U.S. federal and state income taxes has been recorded on these earnings.
"Income tax (expense) benefit" differs from income taxes computed at the U.S. federal statutory rate for the following reasons:

(In thousands)	2012	2011	2010
Income tax (expense) benefit computed at U.S. federal statutory rate	$104,228	$8,882	$(20,658)
State income taxes, net of federal benefit	(5,076)	(856)	(1,149)
Impact of foreign operations	(15,100)	(9,750)	(25,508)
Change in valuation allowance	(133,135)	85,375	38,794
Goodwill	(52,500)	—	—
Tax contingencies	(2,230)	(1,167)	9,764
Other	(1,426)	(284)	357
Income tax (expense) benefit	$(105,239)	$82,200	$1,600

At December 31, 2012, 2011 and 2010, the company had unrecognized tax benefits of approximately $6 million, $4 million and $7 million, respectively, which could affect the company’s effective tax rate, if recognized. Interest and penalties included in “Income tax (expense) benefit” were less than $1 million , $2 million and $4 million in 2012, 2011 and 2010, respectively, and the cumulative interest and penalties included in the Consolidated Balance Sheets at both December 31, 2012 and 2011 were $1 million.
A summary of the activity for the company’s unrecognized tax benefits follows:

(In thousands)	2012	2011	2010
Balance as of beginning of the year	$6,308	$10,295	$15,825
Additions of tax positions of prior years	3,815	4,955	—
Settlements	—	(5,843)	—
Reductions due to lapse of the statute of limitations	(4,196)	(3,054)	(4,715)
Foreign currency exchange change	(2)	(45)	(815)
Balance as of end of the year	$5,925	$6,308	$10,295

During the next twelve months, it is reasonably possible that unrecognized tax benefits impacting the effective tax rate could be recognized as a result of the expiration of statutes of limitation in the amount of $1 million plus accrued interest and penalties. The following tax years remain subject to examinations by major tax jurisdictions:

Tax Years
Tax Jurisdiction:
United States	2008 – current
Germany	2001 – current
Italy	2007 – current
Netherlands	2006 – current
Switzerland	2008 – current